***Portions of this exhibit are considered confidential by the registrant and have been omitted from this filing and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.



                                   $20,000,000


                          CREDIT AND GUARANTY AGREEMENT


                            DATED AS OF MAY 31, 2001

                                      AMONG

                                 SONUS-USA, INC.

                                   AS BORROWER

                                   SONUS CORP.

                                  AS GUARANTOR

                                       AND

                               GN GREAT NORDIC A/S

                                    AS LENDER

                                TABLE OF CONTENTS


                                                                         PAGE
ARTICLE 1
         SECTION 1.01.  Defined Terms......................................4
         SECTION 1.02.  Certain Terms.....................................10
ARTICLE 2
         SECTION 2.01.  The Commitment....................................11
         SECTION 2.02.  Borrowing Procedures..............................11
         SECTION 2.03.  Repayment of Loans................................11
         SECTION 2.04.  Notes; Evidence of Debt...........................12
         SECTION 2.05.  Mandatory Prepayments.............................12
         SECTION 2.06.  Optional Prepayment...............................12
         SECTION 2.07.  Interest..........................................12
         SECTION 2.08.  Payments and Computations.........................13
ARTICLE 3
         SECTION 3.01.  Conditions Precedent to Effectiveness.............13
         SECTION 3.02.  Conditions Precedent to Each Loan.................14
ARTICLE 4
         SECTION 4.01.  Representations and Warranties of the Obligors....14
         SECTION 4.02.  Representations and Warranties of the Lender......16
ARTICLE 5
         SECTION 5.01.  Covenants.........................................16
ARTICLE 6
ARTICLE 7
ARTICLE 8
         SECTION 8.01.  Guaranty..........................................19
         SECTION 8.02.  Guaranty Unconditional............................20
         SECTION 8.03.  Discharge Only upon Payment in Full;
                         Reinstatement in Certain Circumstances...........21
         SECTION 8.04.  Waiver............................................21
         SECTION 8.05.  Subrogation.......................................21
         SECTION 8.06.  Stay of Acceleration..............................21
         SECTION 8.07.  Limit of Liability................................21
ARTICLE 9
         SECTION 9.01.  Notices, Etc......................................21
         SECTION 9.02.  Waivers; Remedies; Amendments.....................22
         SECTION 9.03.  Binding Effect....................................22
         SECTION 9.04.  Governing Law.....................................23
         SECTION 9.05.  Submission to Jurisdiction; Waiver of
                         Jury Trial; Service of Process...................23
         SECTION 9.06.  Service of Process................................23
         SECTION 9.07.  Conversion of Currencies..........................24
         SECTION 9.08.  Waiver of Immunity................................24

         SECTION 9.09.  Section Titles....................................25
         SECTION 9.10.  Execution in Counterparts.........................25
         SECTION 9.11.  Entire Agreement..................................25
         SECTION 9.12.  Confidential Treatment............................25


SCHEDULES

Schedule 1.02              Required Acquisition Parameters
Schedule 4.01(j)           Existing Investments
Schedule 4.01(k)           Existing Indebtedness


EXHIBITS

Exhibit A         Form of Note
Exhibit B         Form of Borrowing Request Certificate
Exhibit C         Form of Security and Pledge Agreement
Exhibit D         Form of Subsidiary Guaranty
Exhibit E         Form of Subsidiary Security and Pledge Agreement

      CREDIT AND GUARANTY AGREEMENT, dated as of May 31, 2001, among Sonus-USA, Inc., a corporation organized and existing under the laws of Washington (the "BORROWER"), Sonus Corp., a corporation organized and existing under the laws of the Yukon Territory of Canada ("SONUS CORP.") and GN Great Nordic A/S, a corporation organized and existing under the laws of Denmark (the "LENDER").

                              W I T N E S S E T H :

      WHEREAS, the Borrower, as a condition to entering into the Sales Agreement (as defined herein), has requested that the Lender make available a credit facility; and

      WHEREAS, the Lender is willing to make available to the Borrower such credit facility upon the terms and subject to the conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS

      SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "ACCOUNT SHORTFALL AMOUNT" means, at any time, the excess, if any, of $3,000,000 over the Specified Account Balance at such time.

      "ACCOUNT SURPLUS AMOUNT" means, at any time, the excess, if any, of the Specified Account Balance over $3,000,000 at such time.

      "ACQUISITION SUBSIDIARY" means the Initial Acquisition Subsidiary and any wholly-owned subsidiary of the Initial Acquisition Subsidiary, the stock of
which  is  acquired  in,  or  which  holds  assets   acquired  in,  a  Specified
Acquisition.

      "AFFILIATE" means, with respect to any Person, any other Person, directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "AGREEMENT" means this Credit and Guaranty Agreement.

      "BORROWING" means a borrowing of Loans hereunder.

      "BORROWING REQUEST CERTIFICATE" means a certificate, substantially in the form of Exhibit B, executed by the chief executive officer, the president, the chief operating officer or the chief financial officer of the Borrower and delivered to the Lender in accordance with Section 9.01.

      "BUSINESS DAY" means a day on which banks are not required or authorized to close in either Minneapolis, Minnesota or Portland, Oregon.

      "COLLATERAL ACCOUNT AGREEMENT" has the meaning set forth in the Security Agreement.

      "COMMITMENT" has the meaning specified in Section 2.01.

      "COMMITMENT TERMINATION DATE" means May 31, 2006.

      "CONFIDENTIAL INFORMATION" has the meaning set forth in Section 9.12(b).

      "DEBT" of a Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising and paid in the ordinary course of business, (iv) all capital leases of such Person, (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the issuance or sale of the same or substantially similar securities (or property), (vi) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vii) all equity securities of such Person subject to repurchase or redemption otherwise than at the sole option of such Person; provided that for the purposes of calculating the Leverage Ratio, this clause
(vii) shall not be included, (viii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (ix) all Debt of others guaranteed by such Person.

      "DEFAULT" means any Event of Default or any event which with the passing of time or the giving of notice or both would become an Event of Default.

      "EBITDA" means, for any period, the consolidated net income of Sonus Corp. and its consolidated subsidiaries for such period, plus, to the extent deducted in determining consolidated net income for such period, depreciation, interest, amortization and income taxes, determined in accordance with GAAP eliminating
(i) all intercompany items, (ii) all earnings attributable to equity interests in Persons that are not consolidated subsidiaries unless actually received in cash by Sonus Corp. or a consolidated subsidiary, (iii) all income arising from the forgiveness, adjustment, or negotiated settlement of any indebtedness, (iv) any extraordinary items of income or expense (including gains and losses from asset sales), (v) any increase or decrease in income arising from any change in Sonus Corp.'s method of accounting and (vi) any interest income.

      "EFFECTIVE  DATE"  means the date on which  the  conditions  precedent  in
Section 3.01 are satisfied.

      "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

      "EVENT OF DEFAULT" has the meaning specified in Article 6.

      "EXCLUDED JURISDICTION" has the meaning specified in Section 2(a) of Exhibit C to the Sales Agreement.

      "FIRST REFUSAL TRANSACTION" has the meaning set forth in Section 5.01(i).

      "FIXED CHARGE COVERAGE RATIO" means, for any period, the ratio of (i) consolidated EBITDA for such period minus consolidated capital expenditures (but excluding capital expenditures on any Specified Acquisition or any Related Acquisition Costs funded in whole or in part with Loans) of Sonus Corp. and its consolidated subsidiaries for such period to (ii) consolidated interest expense of Sonus Corp. and its consolidated subsidiaries for such period.

      "FUNDING DATE" means any date on which any Loan is made.

      "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

      "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "INITIAL ACQUISITION SUBSIDIARY" means the Acquisition Subsidiary formed by and directly owned by the Borrower for the purpose of making the acquisitions contemplated by this

Agreement; provided that the Initial Acquisition Subsidiary shall not be an entity organized in Texas.

      "LEVERAGE RATIO" means, at any date, the ratio of (i) consolidated Debt of Sonus Corp. and its consolidated subsidiaries at such date to (ii) consolidated EBITDA for the period of four consecutive fiscal quarters of Sonus Corp. most recently ended on or prior to such date.

      "LIEN" means ,with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has substantially the same practical effect as a security interest, in respect of such asset. For purposes hereof, an entity shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

      "LOAN" has the meaning specified in Section 2.01.

      "LOAN  DOCUMENTS"  means  this  Agreement,   the  Note  and  the  Security
Documents.

      "MATERIAL DEBT" means Debt (other than indebtedness under the Loan Documents) of the Borrower and/or one or more of its subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $1,000,000.

      "MATURITY DATE" means May 31, 2008.

      "MAXIMUM COSTS AMOUNT" means, with respect to any Specified Acquisition, an amount equal to the greater of (i) $50,000 and (ii) 20% of the total Purchase Price for such Specified Acquisition.

      "NOTE"  means  a  promissory   note   evidencing   the  Loans   hereunder,
substantially in the form of Exhibit A.

      "OBLIGATIONS" means the Loans and all other amounts, obligations, covenants and duties owing to the Lender by any Obligor, of every type and description, present or future, arising under this Agreement and the other Loan Documents, whether direct or indirect (including those acquired by assignment), absolute or contingent and however acquired and whether or not evidenced by any note, guaranty or other instrument, and includes, interest and any other sums properly chargeable to the Borrower under this Agreement.

      "OBLIGOR" means the Borrower, Sonus Corp. and each subsidiary required to provide a guaranty hereunder in accordance with paragraph 2 of Schedule 1.02.

      "OFFER NOTICE" has the meaning specified in paragraph 3 of Schedule 1.02.

      "PAYMENT ACCOUNT" means account no. *** of the Lender maintained at *** under the name GN ReSound North America Corporation (formerly known as GN ReSound Corporation), into which all payments by or on behalf of an Obligor to the Lender under the Loan Documents shall be made, or such other account as the Lender shall from time to time specify by notice to the Borrower.

      "PERMITTED LIENS" means (i) Liens imposed by law for taxes that are not yet due or are being contested in good faith by appropriate proceedings; (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in good faith by appropriate proceedings; (iii) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations; (iv) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (v) judgment liens in respect of judgments that do not constitute an Event of Default; and
(vi) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligation and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any of its subsidiaries; provided that the term "Permitted Liens" shall not include any Lien that secures indebtedness.

      "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity, or a Governmental Authority.

      "PURCHASE PRICE" means, with respect to any Specified Acquisition, consideration for such Specified Acquisition in the form of (i) cash, (ii) Seller Debt, (iii) earnouts and (iv) payments for agreements not to compete.

      "QUARTERLY DATE" means, with respect to each fiscal quarter of the Borrower beginning after the Effective Date, the tenth (10th) Business Day of such fiscal quarter (or such later day of such fiscal quarter on which the Borrower shall have received payment of (or credit for) the Repayment Rebate for the immediately preceding fiscal quarter).

      "RELATED   ACQUISITION   COSTS"  means,  with  respect  to  any  Specified
Acquisition, fees, costs and expenses related to such Specified Acquisition including, but not limited to, transition costs.

      "REPAYMENT REBATE" has the meaning specified in Section 4 of Exhibit C to the Sales Agreement.

      "REQUIRED ACQUISITION PARAMETERS" means, with respect to each Specified Acquisition, the parameters set forth on Schedule 1.02 (as such Schedule may be amended from time to time in accordance with Section 9.02).

      "REQUIREMENT OF LAW" means, with respect to any Person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "REVOLVING TERMINATION DATE" means May 31, 2003.

      "RIGHT  OF FIRST  OFFER"  has the  meaning  specified  in  paragraph  3 of
Schedule 1.02.

      "SALES AGREEMENT" means the GN Resound North America Sales Agreement dated as of the date hereof among GN Resound North America Corporation (formerly known as GN ReSound Corporation), the Borrower, Sonus-Canada, Ltd. and Sonus Corp., as amended from time to time.

      "SECURITY AGREEMENT" means the Security and Pledge Agreement dated as of the date hereof between the Borrower and the Lender, substantially in the form of Exhibit C.

      "SECURITY DOCUMENTS" means the Security Agreement, the Collateral Account Agreement, any Subsidiary Security Agreement, any Subsidiary Guaranty and any additional security documents or pledge agreements required to be delivered pursuant to the Loan Documents to secure the Obligations of the Borrower under the Loan Documents, and any instruments of assignment or other instruments or agreements executed pursuant to the foregoing.

      "SELLER"  means  any  seller  of  the  assets  or  stock  in  a  Specified
Acquisition.

      "SELLER DEBT" has the meaning specified in paragraph 3 of Schedule 1.02.

      "SELLER NOTE" has the meaning specified in paragraph 4 of Schedule 1.02.

      "SELLER NOTE DEFAULT  NOTICE" has the meaning  specified in paragraph 4 of
Schedule 1.02.

      "SPECIFIED ACCOUNT" means account no.*** of the Borrower maintained at *** under the name "Sonus-USA, Inc." (***), pursuant to and in accordance with the terms of the Collateral Account Agreement.

      "SPECIFIED ACCOUNT BALANCE" means, at any time, the aggregate Dollar amount of all cash on deposit in the Specified Account.

      "SPECIFIED ACQUISITION" means each acquisition agreed upon by the Borrower and the Lender.

      "SUBSIDIARY GUARANTY" means a Subsidiary Guaranty substantially in the form of Exhibit D.

      "SUBSIDIARY SECURITY AGREEMENT" means a Subsidiary Security and Pledge Agreement substantially in the form of Exhibit E.

      "THIRD PARTY" has the meaning set forth in Section 9.12(b).

      "YEARLY TERM" means each one-year period commencing on May 31 and ending on the following May 30.

      SECTION 1.02. Certain Terms. The words "herein," "hereof" and "hereunder" and similar words refer to this Agreement as a whole, and not to any particular Article, Section, subsection or clause in, this Agreement. References in this Agreement to an Exhibit, Article, Section, subsection or clause refer to the appropriate Exhibit to, or Article, Section, subsection or

***Confidential   portions  omitted  pursuant  to  a  request  for  confidential treatment
                                       -9-
clause in this Agreement. References in this Agreement to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.

                                    ARTICLE 2
                                  THE FACILITY

      SECTION 2.01. The Commitment. On the terms and subject to the conditions contained in this Agreement, the Lender agrees to make loans (each a "LOAN") to the Borrower from time to time on any Business Day during the period from the Effective Date until the Commitment Termination Date in amounts such that the aggregate principal amount of all such Loans outstanding at any time shall not exceed $20,000,000 (or such lesser amount resulting from any reduction from time to time pursuant to Section 2.05) (the "COMMITMENT"). Within the foregoing limits, at any time prior to the Commitment Termination Date the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.06, prepay Loans and, at any time prior to the Revolving Termination Date, reborrow.

      SECTION 2.02. Borrowing Procedures. (a) Each borrowing of Loans shall be made two Business Days following receipt by the Lender from the Borrower of a Borrowing Request Certificate, certifying that the requested Borrowing complies with the requirements set forth in this Section 2.02(a). The initial Borrowing on the Effective Date shall be in an aggregate amount equal to $5,000,000. Subject to the final sentence of this Section 2.02(a), each subsequent Borrowing shall be (i) for purposes of increasing the Specified Account Balance, in an aggregate amount not to exceed the Account Shortfall Amount on the date of such Borrowing; or (ii) for purposes of financing a Specified Acquisition that meets the Required Acquisition Parameters, in an aggregate amount not to exceed the excess of (x) the total Purchase Price for such Specified Acquisition over (y) the Account Surplus Amount; or (iii) for purposes of financing Related Acquisition Costs in connection with a Specified Acquisition that meets the Required Acquisition Parameters, in an aggregate amount not to exceed the excess of (x) the Maximum Costs Amount in respect of such Specified Acquisition over
(y) the Account Surplus Amount; provided that Borrowings pursuant to clause (i) shall be available only if the Specified Account Balance on the related Funding Date for such Borrowing is less than $2,300,000; and provided further that, (A) in the case of a Borrowing pursuant to clause (ii), the proceeds of such
Borrowing  shall be applied  promptly  (and no later than five (5) Business Days following such Borrowing) toward the Purchase Price of such Specified Acquisition and (B) in the case of a Borrowing pursuant to clause (iii), the proceeds of such Borrowing shall be applied promptly toward the Related Acquisition Costs of such Specified Acquisition as such Related Acquisition Costs become due. Each Borrowing (other than the initial Borrowing on the Effective Date) shall be made in the aggregate minimum principal amount of $700,000 and integral multiples of $100,000 in excess thereof.

      (b) Each Loan shall be made by wire transfer of funds directly to the Specified Account.

      SECTION 2.03. Repayment of Loans. The Borrower promises to repay the entire unpaid principal amount of the Loans on the Maturity Date.

      SECTION 2.04. Notes; Evidence of Debt. (a) The Loans shall be evidenced by a single Note payable to the order of the Lender in an amount equal to the aggregate unpaid principal amount of the Loans.

      (b) The Lender shall maintain an account evidencing indebtedness of the Borrower to the Lender resulting from each Loan of the Lender from time to time, including the amounts of principal and interest payable and paid to the Lender from time to time under this Agreement. The entries made in the accounts maintained pursuant to this Section 2.04 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of the Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with their terms.

      SECTION 2.05. Mandatory Prepayments. (a) On the date of any Repayment Rebate, the Borrower shall immediately apply the full amount of such Repayment Rebate to pay the Lender any accrued and unpaid interest on the Loans that is due (or overdue) and payable on such date ("CURRENT INTEREST"). If any Repayment Rebate exceeds Current Interest, (i) for any Repayment Rebate prior to the Revolving Termination Date, subject to Section 4(b) of Exhibit C to the Sales Agreement, such excess amount shall be retained by the Borrower to be used for such purposes as the Borrower may determine in its sole discretion and (ii) for any Repayment Rebate on or after the Revolving Termination Date, on the date of such Repayment Rebate, first, during each Yearly Term, such excess amount shall be applied to prepay (and shall permanently reduce the Commitment hereunder) the unpaid principal amount of the Loans until 20% of the unpaid principal amount of the Loans outstanding on the last day of the immediately preceding Yearly Term (such amount, the "YEARLY REPAYMENT AMOUNT") is repaid, and second, subject to
Section 4(b) of Exhibit C to the Sales Agreement, any excess amount after application to such principal shall be retained by the Borrower to be used for such purposes as the Borrower may determine in its sole discretion. In the event that the excess of the Repayment Rebate over Current Interest is not sufficient to fully repay any Yearly Repayment Amount, the Borrower shall make a payment to the Lender, on the last Business Day of such Yearly Term, in an amount such that the applicable Yearly Repayment Amount shall have been paid in full.

      (b) In the event the Borrower has provided notice to the Lender of a material adverse change pursuant to Section 5.01(k), the Borrower hereby authorizes the Lender to apply the full amount of each Repayment Rebate owed by the Lender or any of its Affiliates to the Borrower or any of its Affiliates to pay Current Interest. The Lender shall notify the Borrower no later than the eighth Business Day of the applicable fiscal quarter of its election to apply such Repayment Rebate.

      SECTION 2.06. Optional Prepayment. The Loans may be voluntarily prepaid without penalty in whole or in part at any time, upon three (3) Business Days' notice to the Lender; provided that no partial prepayment of the Loans shall affect the obligations of the Borrower and its Affiliates under the Sales Agreement; and provided further that upon prepayment in full of the Loans, Sections 2 and 3 of Exhibit C to the Sales Agreement shall apply.

      SECTION 2.07. Interest. All Loans shall bear interest on the outstanding principal amount thereof, for each day from the date such Loans are made until paid in full, at a rate per annum equal to six percent (6%). Such interest shall be due and payable on (i) each Quarterly Date after the Effective Date, (ii) the Maturity Date and (iii) the date on which any payment of any principal of the Loans is due (or prepayment of principal is made), in each case on the amount of such principal so paid on such date. Any principal, interest or other Obligations not paid when required under the terms of the Loan Documents shall bear interest, payable on demand, at a rate per annum equal to eight percent (8%).

      SECTION 2.08. Payments and Computations. The Obligors shall make each payment hereunder not later than 2:00 P.M. (New York City time) on the day when due, in Dollars, to the Lender at the Payment Account in immediately available funds without set-off or counterclaim. All computations of interest and of fees shall be made by the Lender on the basis of a year of 365 (or 366) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest, as the case may be.

                                    ARTICLE 3
                               CONDITIONS TO LOANS

      SECTION 3.01. Conditions Precedent to Effectiveness. The Effective Date shall occur on the date on which the Lender shall have received each of the following, each dated the date hereof unless otherwise indicated or agreed to by the Lender, in form and substance satisfactory to the Lender:

            (a) this Agreement, duly executed and delivered by the Borrower and Sonus Corp.;

            (b) the Security Agreement, duly executed and delivered by the Borrower, together with evidence satisfactory to the Lender of the effectiveness and perfection of the Liens contemplated thereby;

            (c) the Note, duly executed and delivered by the Borrower for the account of the Lender;

            (d) a copy of the Sales Agreement, duly executed and delivered by the Borrower and the other parties thereto;

            (e) the Collateral Account Agreement, duly executed and delivered by the Borrower and the other parties thereto;

            (f) the Subsidiary Guaranty and the Subsidiary Security Agreement, duly executed and delivered by the Initial Acquisition Subsidiary and the other parties thereto, together with evidence satisfactory to the Lender of the effectiveness and perfection of the Liens contemplated thereby;

            (g) a Certificate of the Secretary of each Obligor as to (i) no amendments to the certificate of incorporation or bylaws since the date of the last amendment; (ii) no liquidation or dissolution proceedings; (iii) attached copy of certificate of incorporation and resolutions of the board of directors; and (iv) incumbency and signatures of officers; and

            (h) such additional documents, information and materials as the Lender may reasonably request.

      SECTION 3.02. Conditions Precedent to Each Loan. The obligation of the Lender on any Funding Date (including the Effective Date) to make any Loan is subject to the satisfaction of all of the following conditions precedent:

            (a) Receipt by the Lender of a Borrowing Request Certificate complying with Section 2.02(a);

            (b) The fact that immediately after giving effect to such Loan on such Funding Date, the aggregate principal amount of all Loans made hereunder will not exceed $20,000,000;

            (c) The following statements shall be true on the date of such Loan, both before and after giving effect thereto and to the application of the proceeds therefrom:

                  (i) the representations and warranties set forth in Article 4 shall be true and correct on and as of the Funding Date as though made on and as of such date; and

                  (ii) no Default shall have occurred and be continuing on such Funding Date: and

                  (iii) the making of the Loans on such date does not violate any Requirement of Law on the date of or immediately following such Loan and is not enjoined, temporarily, preliminarily or permanently.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.01. Representations and Warranties of the Obligors. To induce the Lender to enter into this Agreement, each Obligor, jointly and severally, represents and warrants to the Lender that, on and as of the Effective Date and as of each date as required by Section 3.02(c)(i): (a) each Obligor is a duly organized and existing corporation, and the Borrower is duly authorized to borrow hereunder, and each Obligor is duly authorized to enter into, deliver and perform the Loan Documents to which it is a party, each of which constitutes a valid and binding obligation of such Obligor, enforceable in accordance with its terms, except as such enforcement may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and general principles of equity, (b) none of the execution and delivery of the Loan Documents, any borrowing by the Borrower hereunder, or the performance by any Obligor of its obligations under the Loan Documents to which it is a party will violate any Requirement of Law or any agreement, indenture, note or other instrument binding upon such Obligor or any of its subsidiaries, or its certificate of incorporation or by-laws or other constitutional documents or give cause for acceleration of any indebtedness of such Obligor or any of its subsidiaries, (c) no authority from or approval by any Governmental Authority is required in connection with the validity of and the execution, delivery and performance of the Loan Documents or any borrowing hereunder, (d) the consolidated balance sheet of Sonus Corp. as of January 31, 2001 and the related consolidated statements of income and cash flows for the period then ended, all of which has been heretofore furnished to the Lender, are complete and correct and fairly present the financial condition and results of operations of Sonus Corp. and its consolidated subsidiaries as at such date and since such date there has been no material adverse change in the condition (financial or otherwise), business, results of operations or prospects of Sonus Corp. and its subsidiaries, taken as a whole, from that reflected in said financial statements, (e) since January 31, 2001, there has been no change or development which could be reasonably expected to have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of Sonus Corp. and its subsidiaries taken as a whole, or the ability of the Obligors to perform their obligations under the Loan Documents, (f) there are no actions, suits or proceedings pending against or, to the knowledge of any Obligor, threatened against or affecting, any Obligor or any of their subsidiaries, in any court or before or by any Governmental Authority, agency or instrumentality, an adverse decision in which could materially and adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Obligors or the ability of the Obligors to perform their obligations under the Loan Documents, (g) the Obligors and each of their subsidiaries are in compliance in all material respects with all Requirements of Law (including, without limitation, Environmental Laws and the Employee Retirement Income Security Act of 1974, as amended, or any successor statute),
(h) all information heretofore furnished by any Obligor or its Affiliates to the Lender for purposes of or in connection with the Loan Documents and any transaction contemplated thereby is, and all information hereafter furnished by any Obligor or its Affiliates to the Lender will be, true and accurate in all material respects on the date as of which such information is stated or certified, (i) all material Federal, state and local tax returns, reports and statements required to be filed by or on behalf of Sonus Corp. and its subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed, except where the failure to so file could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of Sonus Corp. and its subsidiaries, taken as a whole, and all taxes (including real property taxes) and other charges shown to be due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof, except in cases where (i) the applicable Obligor or subsidiary is contesting in good faith such assessment or (ii) the failure to pay such assessment could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of Sonus Corp. and its subsidiaries, taken as a whole,
(j) none of the Obligors or any of their subsidiaries holds any capital stock, evidence of indebtedness or other securities (including any warrant or option or other right to acquire any of the foregoing) of, or has made any loans or advances to, guaranteed any obligations of, or made any investment or any other interest in, any other Person, or has purchased or otherwise acquired (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except for the investments set forth on Schedule 4.01(j), (k) none of the Obligors or any of their subsidiaries has any Debt or contingent obligations except for those set forth on Schedule 4.01(k), (l) the obligations of the Obligors under the Loan Documents are not subject to any defense, set-off or counterclaim by the Borrower or any other Obligor or any circumstance whatsoever which might constitute a legal or equitable discharge from its obligations thereunder, (m) no Obligor or any of its property has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of Canada or other relevant jurisdiction in respect of its obligations under the Loan Documents to which it is a party, (n) the Loan Documents are in proper legal form under the laws of Canada for the enforcement thereof in accordance with their respective terms against the Obligors under such laws, (o) to ensure the legality, validity, enforceability or admissibility into evidence in Canada of the Loan Documents, it is not necessary that the Loan Documents or any other document be filed or recorded with any Governmental Authority in Canada, and (p) it is not necessary in order for the Lender to enforce any rights or remedies under the Loan Documents or solely by reason of the execution, delivery and performance by any Obligor of the

Loan Documents that the Lender be licensed or qualified with any Governmental Authority in Canada, or be entitled to carry on business in Canada.

      SECTION 4.02. Representations and Warranties of the Lender. (a) The Lender is a duly organized and existing corporation, and the Lender is duly authorized to enter into, deliver and perform the Loan Documents to which it is a party, each of which constitutes a valid and binding obligation of the Lender, enforceable in accordance with its terms, and (b) no authority from or approval by any Governmental Authority is required in connection with the validity of and the execution, delivery and performance of the Loan Documents by the Lender.

                                    ARTICLE 5
                                    COVENANTS

      SECTION 5.01. Covenants. So long as the Commitment or any amount is outstanding under the Loan Documents, unless compliance shall have been waived in writing by the Lender, each Obligor agrees that:

             (a) Sonus Corp. will provide the Lender with consolidated financial statements of Sonus Corp. and its subsidiaries within 60 days after the end of each calendar quarter and within 105 days after the end of each fiscal year of Sonus Corp. Such reports shall include profit and loss statements for the preceding fiscal period, including comparative figures for the corresponding period of the preceding fiscal year. If such financial statements are not audited, Sonus Corp. shall certify to the Lender that the information set forth in such financial statements is materially true and correct and fairly presents the financial condition of Sonus Corp. and its subsidiaries. If such financial statements are audited, Sonus Corp. will provide the Lender with the annual audit report of the independent auditor (including a description of any default that the auditor has become aware of in its examination), together with any representations made by Sonus Corp. to the auditor with respect to the Agreement and/or the Sales Agreement in connection with such audit. Sonus Corp. and the Borrower will provide the Lender with such other information respecting the business, properties, condition, financial or otherwise, or operations of Sonus Corp., the Borrower and its subsidiaries as the Lender may from time to time reasonably request.

             (b) Each Obligor will comply with all Requirements of Law, noncompliance with which could materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of such Obligor or any of its subsidiaries.

             (c) Each Obligor shall promptly pay and discharge all lawfully due material taxes, assessments, and other governmental charges or levies imposed on such Obligor's personal and real property or income.

             (d) Each Obligor will not and will not permit any of its subsidiaries to, create, assume or suffer to exist any lien on any asset or property now owned or hereafter acquired by it except for (i) Liens on the assets of the Borrower existing on the date of this Agreement securing the obligations set forth in Schedule 4.01(k) (including Liens securing existing obligations owing to U.S. Bank National Association that are set forth in Schedule 4.01(k)) in an aggregate amount not exceeding $2.4 million, and refinancings or renewals thereof, provided that the amount secured thereby is not increased and no other assets or property of any Obligor or any of its subsidiaries are made subject to such Lien, (ii) Permitted Liens, (iii) Liens created pursuant to the Security Documents (iv) Liens on assets acquired in an acquisition in favor of the seller in such acquisition securing Seller Debt (for avoidance of doubt, such Liens may be first-priority Liens) and (v) Liens securing obligations owing to U.S. Bank National Association, E.M. Warburg Pincus & Co. LLC and any of its affiliates or another bank or other financial institution that (1) is not a competitor of Borrower and (2) has both a short-term and long-term deposit rating of at least p-1 and A-2 by Moody's or at least A-1 and A by S&P, or another financial institution acceptable to the Lender in its sole discretion. For the avoidance of doubt, Liens on the assets of any Acquisition Subsidiary are prohibited except for Liens permitted in clauses (ii) through (iv) of this paragraph.

            (e) No Acquisition Subsidiary will, and no Acquisition Subsidiary will permit any of its subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease, or otherwise acquire any property or assets from, make any investment in, or otherwise engage in any transactions with its Affiliates; provided that this Section 5.01(e) shall not prohibit (i) transactions in the ordinary course of business that are at prices and on terms not less favorable to such Acquisition Subsidiary or such subsidiary than could be obtained on an arm's-length basis from unrelated third parties or (ii) such Acquisition Subsidiary's or such subsidiary's ability to pay dividends ratably with respect to its common stock.

            (f) Sonus Corp. will not permit the Leverage Ratio to exceed 4.00:1.00 at any time.

            (g) Sonus Corp. will not permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of Sonus Corp. to be less than 5.00:1.00.

            (h) The proceeds of the Loans hereunder (including amounts on deposit from time to time in the Specified Account) shall be used only to pay the Purchase Price (excluding any portion of the Purchase Price allocable to the purchase of accounts receivable) and Related Acquisition Costs (not to exceed the applicable Maximum Costs Amount) in respect of one or more Specified Acquisitions that meet the Required Acquisition Parameters. No part of the proceeds of the Loans hereunder will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate of buying or carrying any "margin stock" within the meaning of Regulation U or X.

            (i) ***

            (j) As soon as practicable, and in any event within five Business Days after an officer or member of the senior management of any Obligor has actual knowledge of the existence of any Default or Event of Default, such Obligor shall give the Lender notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day.

            (k) As soon as practicable, and in any event on or prior to the fifth Business day of any fiscal quarter of the Borrower, the Borrower shall give the Lender notice specifying the nature of any material adverse change in the condition (financial or otherwise), business, results of operations or prospects of Sonus Corp. and its subsidiaries, taken as a whole, from that reflected in financial statements of Sonus Corp. for the period ending January 31, 2001 as previously furnished to the Lender, or the ability of the Obligors to perform their Obligations under the Loan Documents, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day.

***Confidential   portions  omitted  pursuant  to  a  request  for  confidential treatment

            (l) In the event that any Seller which holds Seller Debt provides an Offer Notice to the Borrower or any Acquisition Subsidiary, the Borrower shall, or shall cause such Acquisition Subsidiary to, promptly assign the related Right of First Offer to the Lender, provide a copy of such Offer Notice to the Lender, and act in good faith to assist the Lender in exercising such Right of First Offer if the Lender so chooses, including, without limitation, assisting the Lender in communicating with the seller.

            (m) In the event that any Seller which holds a Seller Note provides a Seller Note Default Notice to the Borrower, the Borrower shall promptly (but in any event, within 3 Business Days) provide a copy of such notice to the Lender and communicate with the Lender with respect to its intentions to cure the default described in such notice. At the Lender's instruction, the Borrower shall designate the Lender as the lender having the right to cure such default and act in good faith to assist the Lender in exercising its right to cure such default if the Lender so chooses, chooses, including, without limitation, assisting the Lender in communicating with the seller.

            (n) In the event that the Borrower or an Acquisition Subsidiary consummates a Specified Acquisition with proceeds of the Loans, the Borrower shall promptly provide the Lender a copy of (i) the relevant section(s) of the acquisition document which include the Right of First Offer (including any other sections referred to therein, and any other sections that affect any of the rights thereunder) and (ii) the Seller Note, certified as true and complete copies of such executed section(s) or documents by the chief executive officer, the president, the chief operating officer or the chief financial officer of the Borrower.

            (o) No Obligor will permit any Acquisition Subsidiary to incur, assume or be liable for any Debt other than Debt incurred in the ordinary course of business, Seller Debt and Debt owing to the Borrower, so long as such Debt owing to the Borrower is evidenced by an intercompany note that is pledged to the Lender as security for the Obligations. For the avoidance of doubt, it is understood that Debt incurred for the purpose of consummating an acquisition of stock or assets will not constitute Debt incurred in the ordinary course of business.

                                    ARTICLE 6
                                EVENTS OF DEFAULT

      If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing: (i) any Obligor shall fail to make payment when due of any principal of or interest on the Loan and such non-payment continues for a period of three Business Days; or (ii) any Obligor shall fail to pay any other amount payable under any Loan Document and such non-payment continues for a period of ten Business Days after the due date therefor; or (iii) any representation or warranty made by any Obligor in the Loan Documents shall prove to have been incorrect in any material respect when made; or (iv) any Obligor shall fail to observe or perform any covenant applicable to such Obligor contained in the Loan Documents; or (v) any Obligor or any of its subsidiaries shall fail to make any payment in respect of any Material Debt when due or within any applicable grace period, or any event or condition shall occur which results in the acceleration of the maturity of any Material Debt of any Obligor or any of its subsidiaries or enables the holder of such Material Debt or any person acting on such holder's behalf to accelerate the maturity thereof; or (vi) any Obligor or any of its subsidiaries shall become insolvent (however such insolvency may be evidenced) or proceedings are instituted by or against any Obligor or any of its subsidiaries under the United States Bankruptcy Code or under any bankruptcy, reorganization or insolvency law or other law for the relief of debtors; or
(vii) final judgments or orders for the payment of money in excess of $2,000,000 shall be rendered against any Obligor and/or any of its subsidiaries and such judgments or orders shall remain unstayed and undischarged for a period of 10 days; or (viii) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Obligor not to be, a valid and perfected Lien (having the priority required by the applicable Security Document) on any material property or assets purported to be covered thereby; or
(ix) the obligations of Sonus Corp. in Article 8 shall at any time fail to constitute a valid and binding agreement of Sonus Corp., or Sonus Corp. or the Borrower shall so assert in writing; or (x) any "Change of Control" (as such term is defined in the Sales Agreement) occurs with respect to a Customer (as defined in the Sales Agreement) without the prior written consent of GN Resound North America Corporation (formerly known as GN ReSound Corporation); or (xi) a Customer (as defined in the Sales Agreement) breaches any material provision of the Sales Agreement (other than as described in clause (x) above) and fails to cure such breach within fifteen days after receipt of written notice thereof; or
(xii) the Sales Agreement is terminated by the Lender pursuant to Section 4.02 thereof;

then, in any such event, (a) the Lender may declare the Commitment terminated, and (b) the Lender may declare the Loans, all interest thereon and all other amounts and Obligations payable under the Loan Documents to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts and Obligations payable under the Loan Documents shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Obligor; provided that in the case of the Event of Default specified in clause (vi) above with respect to the Borrower, without any notice to any Obligor or any other act of the Lender, the Loans shall become forthwith due and payable, together with accrued interest, without demand, protest, presentment, notice of dishonor or any other notice or demand whatsoever, all of which are hereby waived by each Obligor.

                                    ARTICLE 7
                             [INTENTIONALLY OMITTED]

                                    ARTICLE 8
                                    GUARANTY

      SECTION 8.01. Guaranty.

      Sonus Corp. hereby unconditionally and irrevocably guarantees to the Lender the due and punctual payment of all present and future amounts payable by the Borrower under this Agreement or any other Loan Document, including, but not limited to, the due and punctual payment by the Borrower of principal of and interest (including, without limitation, interest accruing during the pendency of any bankruptcy or insolvency proceedings whether or not allowed or allowable thereunder) on the Note and the due and punctual payment of all other sums now or hereafter owed by the Borrower under this Agreement and the other Loan Documents as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, according to the terms hereof and thereof. In case of failure by the Borrower punctually to pay any amount guaranteed hereby, Sonus Corp. hereby unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by the Borrower.

      SECTION 8.02. Guaranty Unconditional. The obligations of Sonus Corp. under this Article 8 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under any Loan Document by operation of law or otherwise;

            (b) any modification or amendment of or supplement to any Loan Document;

            (c) any modification, amendment, waiver, release, impairment, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of the Borrower under any Loan Document;

            (d) any change in the corporate existence, structure or ownership of the Borrower or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or its assets or any resulting release or discharge of any obligation of the Borrower contained in any Loan Document;

            (e) the existence of any claim, set-off or other rights which Sonus Corp. may have at any time against the Borrower, the Lender or any other Person, whether or not arising in connection with this Agreement or any other Loan Document or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

            (f) any invalidity or unenforceability relating to or against the Borrower for any reason of any Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on the Note or any other amount payable by it under this Agreement or any other Loan Document; or

            (g) any other act or omission to act or delay of any kind by the Borrower, the Lender or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of Sonus Corp. under this Article 8.

      SECTION 8.03. Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. The obligations of Sonus Corp. under this Article 8 shall remain in full force and effect until the Commitment is terminated and the principal of and interest on the Note and all other amounts payable by the Borrower under this Agreement or any other Loan Document shall have been paid in full. If at any time any payment of the principal of or interest on the Note or any other amount payable by the Borrower under this Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, Sonus Corp.'s obligations under this Article 8 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

      SECTION 8.04. Waiver. Sonus Corp. irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person or against any security.

      SECTION 8.05. Subrogation. Sonus Corp. irrevocably waives all subrogation rights, including, without limitation, any right to be subrogated to the rights of the payee against the Borrower with respect to any payment with respect to any obligation of the Borrower hereunder.

      SECTION 8.06. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under this Agreement or the Note is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by Sonus Corp. hereunder forthwith on demand by the Lender.

      SECTION 8.07. Limit of Liability. The obligations of Sonus Corp. under this Article 8 shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

                                    ARTICLE 9
                                  MISCELLANEOUS

      SECTION 9.01. Notices, Etc.. All notices, demands, requests and other communications provided for in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record, and addressed to the party to be notified as follows:

         (a)      if to any Obligor:

                  c/o Sonus-USA, Inc.
                  111 SW Fifth Street
                  Suite 1620
                  Portland, Oregon   97204
                  Attention: Chief Financial Officer
                  Facsimile No.: (503) 225-9309

         (b)      if to the Lender:

                  GN Great Nordic A/S
                  Kongens Nytorv 26
                  Post Box 2167
                  DK - 1016 Copenghagen K, Denmark
                  Attention: Christian Tang-Jespersen
                  Facsimile No.: 011-45-72-111-889

         with a copy to:

                  GN Resound North America Corporation
                  220 Saginaw Drive
                  Seaport Centre
                  Redwood City, California 94063
                  Attention: Carsten Trads
                  Facsimile No.: 952-769-8011
or at such other address as the party delivering notice shall be notified in writing by the party receiving notice. All such notices and communications shall be effective upon personal delivery (if delivered by hand, including any overnight courier service), five days after deposit in the mails (if sent by mail), or when properly transmitted (if sent by a telecommunications device).

      SECTION 9.02. Waivers; Remedies; Amendments. (a) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            (b) Neither this Agreement (including the Schedules hereto) nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement in writing entered into by the Borrower, Sonus Corp. and the Lender.

      SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, Sonus Corp. and the Lender and thereafter shall be binding upon and inure to the benefit of the Borrower, Sonus Corp., the Lender and their respective successors and permitted assigns(as described in this Section 9.03). Neither the Borrower nor Sonus Corp. shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender, which consent shall not be unreasonably withheld. The Lender shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Borrower, which consent shall not be unreasonably withheld, except that the Lender may assign its rights hereunder or any interest herein to any of its Affiliates without the prior consent of the Borrower.

      SECTION 9.04. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of New York.

      SECTION 9.05. Submission to Jurisdiction; Waiver of Jury Trial; Service of Process. EACH OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT OR BODY THERETO (COLLECTIVELY, THE "NEW YORK COURTS") AND TO THE COURTS OF ITS OWN CORPORATE DOMICILE, WITH RESPECT TO ACTIONS BROUGHT AGAINST IT AS A DEFENDANT, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. IN ADDITION, EACH OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE PROVINCIAL AND FEDERAL COURTS LOCATED IN THE JURISDICTION IN WHICH SUCH OBLIGOR HAS BEEN ORGANIZED IN CONNECTION WITH ANY SUCH SUIT, ACTION OR PROCEEDING THAT MAY BE BROUGHT AGAINST SUCH OBLIGOR AS A DEFENDANT. EACH OBLIGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

EACH OF THE OBLIGORS AND THE LENDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      SECTION 9.06. Service of Process. (a) Sonus Corp. hereby irrevocably appoints Corporation Service Company, having offices on the date hereof at 80 State Street, Albany, New York 12207-2543 (the "PROCESS AGENT"), as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding of the nature referred to above in any New York Court. Such designation and appointment shall be irrevocable until all Obligations of Sonus Corp. hereunder and other sums payable hereunder shall have been paid in full in accordance with the provisions hereof and the Commitments shall have been reduced to zero. Sonus Corp. covenants and agrees that it shall take any and all reasonable action, including the execution and filing of any and all documents, that may be necessary to continue the foregoing designations and appointments in full force and effect and to cause the Process Agent to continue to act in such capacity. If the Process Agent shall desire to cease so to act, Sonus Corp. covenants and agrees that prior to the Process Agent ceasing so to act it shall irrevocably designate and appoint without delay another such agent in such jurisdiction satisfactory to the Lender and, if requested by the Lender, shall promptly deliver to the Lender evidence in writing of such other agent's acceptance of such appointment in form and substance reasonably acceptable to the Lender.

            (b) Sonus Corp. consents to process being served in any suit, action or proceeding of the nature referred to in Section 9.05 by serving a copy thereof upon the Process Agent. Without prejudice to the foregoing, the Lender agrees that to the extent lawful and possible, written notice of said service upon the Process Agent shall also be mailed by registered or certified airmail, postage prepaid, return receipt requested, to Sonus Corp. at its address specified on the signature page hereof or to any other address of which Sonus Corp. shall have given written notice to the Lender. If said service upon the Process Agent shall not be possible or shall otherwise be impractical after reasonable efforts to effect the same, Sonus Corp. consents to process being served in any suit, action or proceeding of the nature referred to in Section 9.05 by the mailing of a copy thereof by registered or certified airmail, postage prepaid, return receipt requested, to the address of Sonus Corp. specified in Section 9.01 or to any other address of which Sonus Corp. shall have given written notice to the Lender, which service, to the fullest extent permitted by law, shall be effective 14 days after deposit in the United States Postal Service. Sonus Corp. irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service and agrees that such service (i) shall be deemed in every respect effective service of process upon Sonus Corp. in any such suit, action or proceeding and (ii) shall to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to Sonus Corp.

            (c) Nothing in this Section shall affect any right of the Lender to serve process in any manner permitted by law or limit the right of the Lender to bring proceedings against Sonus Corp. in the courts of any jurisdiction or jurisdictions or to bring proceedings in more than one jurisdiction concurrently.

      SECTION 9.07. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in U.S. Dollars into another currency, the parties hereto agree, to the fullest extent that they may legally and effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Lender could purchase U.S. Dollars with such other currency in New York, New York on the Business Day immediately preceding the day on which final judgment is given, or, in the event that any such final judgment is registered for enforcement in the courts of any province of Canada, then on the Business Day immediately preceding the day on which such final judgment is registered in the courts of such province.

            (b) The obligation of Sonus Corp. in respect of any sum due to any Person in U.S. Dollars hereunder shall, to the extent permitted by applicable law, notwithstanding any judgment in a currency other than U.S. Dollars, be discharged only to the extent that on the Business Day following receipt of any sum adjudged to be so due in the judgment currency such Person may in accordance with normal banking procedures purchase U.S. Dollars in the amount originally due to such Person with the judgment currency. If the amount of U.S. Dollars so purchased is less than the sum originally due to such Person, Sonus Corp. agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Person against the resulting loss; and if the amount of U.S. Dollars so purchased is greater than the sum originally due to such Person, such Person agrees to repay such excess.

      SECTION 9.08. Waiver of Immunity. To the extent that Sonus Corp. has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid or execution, or otherwise) with respect to itself or its property, Sonus Corp. hereby irrevocably waives such immunity in respect of its obligations hereunder and under the other Loan Documents to the extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section shall have effect to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable for purposes of such Act.

      SECTION 9.09. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      SECTION 9.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

      SECTION 9.11. Entire Agreement. This Agreement embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      SECTION 9.12. Confidential Treatment. (a) With respect to any of Sonus Corp.'s filings with the Securities and Exchange Commission (the "SEC"), at the request of the Lender, Sonus Corp. and its Affiliates agree to use their best efforts to obtain from the SEC confidential treatment of any information contained in this Agreement for which such treatment may reasonably be argued to be available and for as long as is permitted under applicable law. Sonus

Corp. and its Affiliates agree to cooperate fully with the Lender in applying for such confidential treatment, including, but not limited to, allowing the Lender and its counsel to review any application in advance of its submission and incorporating such of the Lender's and its counsel's comments in such application as may reasonably be requested. Furthermore, Sonus Corp. and its Affiliates agree not to publicly disclose in any manner, oral or written, including, but not limited to, in any portion of its filings with the SEC, press releases or other communications, any information with respect to which confidential treatment has been requested, unless required to so disclose pursuant to applicable law. Any breach of any provision of this paragraph shall be considered a material breach of this Agreement.

            (b) Any technical, health, environmental and safety, manufacturing, market or customer information, or price or cost related information communicated to one party by the other, under any provision of this Agreement, whether in writing, verbally or visually observed (hereinafter "CONFIDENTIAL INFORMATION") shall be considered confidential at the time of communication and shall not be disclosed to any person or entity other than the parties hereto, their Affiliates and their respective officers, directors, employees and agents (each, a "THIRD PARTY"), nor used by the recipient party other than as contemplated by this Agreement. The recipient party shall use the same degree of care protecting this Confidential Information as it applies to its own confidential information. This Section 9.12(b) shall not apply to:

                  (i) Confidential Information already in the public domain, or released to the public through no fault of the recipient;

                  (ii) Confidential Information already known to the recipient except through prior disclosure by the other party hereto or which is developed by the recipient independently of its relationship to the other party hereunder;

                  (iii) Confidential Information acquired by the recipient from a Third Party entitled to disclose it; and

                  (iv) Confidential Information the recipient is legally required to disclose; provided that, subject to applicable law, prior to any disclosure permitted by this clause (iv), the recipient gives the other party hereto, to the extent reasonably practicable, reasonable notice and a reasonable opportunity to seek a protective order protecting against the disclosure of such Confidential Information.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          SONUS-USA, INC., as Borrower


                           By: /s/ Brandon M. Dawson
                              ------------------------
                           Title: Chairman


                           SONUS CORP., as Guarantor


                           By: /s/ Brandon M. Dawson
                              -------------------------
                           Title: Chairman

                         GN GREAT NORDIC A/S, as Lender

                          By: /s/ Jirn Kildegaard
                              --------------------------
                         Title: Chief Executive Officer

SCHEDULE 1.02



                         REQUIRED ACQUISITION PARAMETERS


1.       ***

2. Each Specified Acquisition shall be a purchase of the stock of an Acquisition Subsidiary by the Initial Acquisition Subsidiary or an Acquisition Subsidiary that is a wholly owned subsidiary of the Initial Acquisition Subsidiary (which acquired Acquisition Subsidiary may be merged into the acquiring Acquisition Subsidiary only if the surviving entity of such merger is the acquiring Acquisition Subsidiary) or a purchase of assets by an the Initial Acquisition Subsidiary or an Acquisition Subsidiary that is a wholly owned subsidiary of the Initial Acquisition Subsidiary , and the Borrower (or the acquiring Acquisition Subsidiary, as applicable) shall, pursuant to arrangements satisfactory to the Lender, immediately, where such actions have not already been performed, (a) pledge and deposit with the Lender certificates representing all shares of such Acquisition Subsidiary as additional security for the Obligations and (b) cause such Acquisition Subsidiary to (i) guarantee the Obligations by executing a Subsidiary Guaranty substantially in the form of Exhibit D hereto and (ii) grant a Lien on all of the assets of such Acquisition Subsidiary to the Lender to secure such guaranty by executing a Subsidiary Security and Pledge Agreement substantially in the form of Exhibit E hereto.

3. With respect to each Specified Acquisition for which the Purchase Price includes Seller Debt, the acquisition agreement shall contain a right of first offer substantially the same as the following:

                  Seller agrees that [Sonus-USA, Inc.][specify Acquisition Subsidiary] (together with its assigns1, "BUYER") shall have a right of first offer (the "RIGHT OF FIRST OFFER") to purchase any indebtedness issued by Buyer to Seller in connection with the acquisition of [target] (such indebtedness, the "SELLER DEBT").
                  If, at any time, Seller desires to transfer the Seller Debt to any third party, Seller shall give notice (an "OFFER NOTICE") to Buyer that Seller desires to make such a transfer (a
                  "SALE") and that sets forth the amount of the Seller Debt proposed to be transferred by Seller (which amount shall constitute the full amount of the Seller Debt outstanding), the cash price that Seller proposes to be paid for the Seller Debt (the "OFFER PRICE") and any other material terms sought by Seller.

                  The giving of an Offer Notice to Buyer shall constitute an offer (the "OFFER") by Seller to transfer the Seller Debt to Buyer for cash at the Offer Price and on the other terms set forth in the Offer Notice. Buyer shall have a 30-day period (the "OFFER PERIOD") in which to accept such Offer by giving a notice of acceptance to Seller prior to the expiration of such Offer Period. If Buyer fails to notify Seller

--------
     1 It is imperative that there are no restrictions on Sonus' assignees, or if there are restrictions, GN Great Nordic A/S must be a permitted assignee.

***Confidential   portions  omitted  pursuant  to  a  request  for  confidential treatment
                                      -26-
                  prior to the expiration of the Offer Period, it shall be deemed to have declined the Offer.

                  If Buyer elects to purchase the Seller Debt, Buyer shall purchase and pay, by wire transfer, bank or certified check (in immediately available funds), for the Seller Debt within 20 business days after the date on which Buyer accepted the Offer. Upon receipt of such payment, Seller shall release all security interests in all assets and property of [target], including the delivery of any UCC-3 termination statements, mortgage satisfactions and other release documentation reasonably requested by Buyer.

                  Upon the earlier to occur of (i) rejection of the Offer by Buyer and (ii) the expiration of the Offer Period without Buyer electing to purchase the Seller Debt, Seller shall have a 120-day period during which to effect a transfer of the Seller Debt on substantially the same or more favorable (as to the Seller) terms and conditions as were set forth in the Offer Notice at a price in cash not less than the Offer Price. If Seller does not consummate the transfer of the Seller Debt in accordance with the foregoing time limitations, then the right of Seller to effect the transfer of the Seller Debt pursuant to this paragraph shall terminate and Seller shall again comply with the procedures set forth in this Agreement with respect to any proposed transfer of the Seller Debt to a third party.

4. With respect to each Specified Acquisition for which the Purchase Price includes Seller Debt, the note or other instrument (the "SELLER NOTE") evidencing the Seller Debt shall contain a right to cure defaults under Seller Debt substantially the same as the following: Seller agrees to provide the Buyer with written notice of any default or claimed default by the Buyer under the Seller Note (a "SELLER NOTE DEFAULT NOTICE"), and shall provide a lender of the Buyer designated by the Buyer with a period of 15 days following the Buyer's receipt of such Seller Note Default Notice, during which period such lender may cure such default before Seller shall be permitted to exercise any remedies under the Seller Note.

5.                No  Specified   Acquisition  shall  be  made  in  an  Excluded
                  Jurisdiction.

                                                                SCHEDULE 4.01(J)



                              EXISTING INVESTMENTS

--------------------- ----------------------- ----------------------
       Payee                 Description         Amount Outstanding
--------------------- ----------------------- ----------------------

--------------------- ----------------------- ----------------------
US Bank               Revolving Credit Line
--------------------- ----------------------- ----------------------
Phonak Inc.           Working Capital Loan
--------------------- ----------------------- ----------------------

                                                                                                                  SCHEDULE 4.01(K)
                                                       EXISTING INDEBTEDNESS
                                               FOR THE PERIOD ENDED FEBRUARY 28, 2001

                                       Interest                           Payment     Balance
Payee                                    Rate     Maturity    Payment      Terms     at 2/28/01   Secured  Secured Balance
                                         ----     --------   ---------  -  ------    ----------   -------  ---------------
---------------------------------------
MONTHLY DEBT
---------------------------------------
***                                        6.00%      7/1/01     833.33     Monthly     4,166.77    No               $0.00
                                           6.00%     6/23/03   4,167.00     Monthly   116,660.00    Yes        $116,660.00
                                          10.00%     6/23/01   3,369.84     Monthly    13,479.66    Yes         $13,479.66
                                          11.00%     12/3/01   2,163.67     Monthly    20,787.44    Yes         $20,787.44
                                          18.00%     4/15/02     351.08     Monthly     4,640.91    Yes          $4,640.91
                                           9.00%     3/10/01  41,666.67     Monthly    41,634.01    Yes         $41,634.01
                                           8.00%     6/10/01   3,133.64     Monthly    21,433.82    No               $0.00
                                           0.00%      4/2/01  30,000.00    one-time    30,000.00    Yes         $30,000.00
                                          10.00%      7/1/03     486.00     Monthly    14,335.54    No               $0.00

QUARTERLY DEBT
---------------------------------------
***                                        6.00%     6/30/01  43,333.33   Quarterly    86,666.70    Yes         $86,666.70
                                           7.75%      5/1/03  14,788.41   Quarterly   103,125.05    Yes        $103,125.05
                                           8.00%     10/1/01   8,500.00   Quarterly    25,500.00    No               $0.00
                                           8.00%     10/1/01   4,833.33   Quarterly    14,500.03    No               $0.00
                                           5.00%     5/31/05   3,000.00   Quarterly    33,540.00    No               $0.00
                                           7.50%      9/6/04 3666.67+int. Quarterly    55,000.00    Yes         $55,000.00

ANNUAL DEBT
---------------------------------------
***                                        6.00%     3/31/01   4,333.34    Annually     3,455.83    No               $0.00
                                           6.00%     2/27/03 112,000.00    Annually   224,000.00    Yes        $224,000.00
                                           6.00%     4/13/01  16,667.00    Annually    16,666.00    No               $0.00
                                           6.00%     7/16/01  30,000.00    Annually    30,000.00    Yes         $30,000.00
                                           6.00%     7/10/01  85,000.00    Annually    85,000.00    No               $0.00
                                           6.00%     9/24/01 116,667.00    Annually   116,666.00    No               $0.00
                                           6.00%    12/19/04  16,666.67    Annually    66,666.66    No               $0.00
                                           6.00%      6/1/02  30,000.00    Annually    60,000.00    No               $0.00
                                           6.00%      7/6/02  50,000.00    Annually   100,000.00    Yes        $100,000.00
                                           7.00%     3/31/01  78,445.33    Annually    69,614.18    No               $0.00
                                           6.00%     12/1/02  50,000.00    Annually   100,000.00    Yes        $100,000.00
                                           6.00%     2/28/03  10,833.33    Annually    21,666.67    No               $0.00
                                           7.50%      4/7/03  11,666.67    Annually    35,000.00    Yes         $35,000.00
                                           9.00%     4/21/03  25,000.00    Annually    75,000.00    No               $0.00
                                           6.00%    10/23/03   8,333.00    Annually    25,000.00    No               $0.00
                                           6.00%    10/23/03   8,333.00    Annually    25,000.00    No               $0.00
                                           7.50%     12/1/03  51668+int    Annually    51,668.00    Yes         $51,668.00
                                           6.00%     5/14/03  27,000.00    Annually    81,000.00    No               $0.00
                                           6.00%     7/22/02  50,000.00    Annually   100,000.00    No               $0.00
                                           6.00%    12/31/02  43,000.00    Annually    57,000.00    Yes         $57,000.00

NON-COMPETE DEBT
---------------------------------------
***                                        0.00%     6/30/01   2,500.00   Quarterly     5,000.00    No               $0.00
                                           0.00%     3/31/01  14,167.00   Quarterly    28,330.00    Yes         $28,330.00
                                           0.00%     7/10/01   2,500.00     Monthly    12,500.00    No               $0.00
                                           0.00%      9/1/01   6,303.00     Monthly    23,821.00    No               $0.00
                                           0.00%      9/1/01   4,091.00     Monthly     6,637.00    No               $0.00
                                           0.00%      9/1/01   4,455.00     Monthly     8,585.00    No               $0.00
                                           0.00%     9/24/01  16,666.67    Annually    16,666.66    No               $0.00
                                           0.00%     3/31/02   2,500.00   Quarterly    20,000.00    Yes         $20,000.00
                                           0.00%     3/31/03   4,167.00   Quarterly    37,499.00    No               $0.00

US Bank Revolving Credit Line              9.50%                                      600,000.00    Yes        $600,000.00
US Bank letter of Credit                                                               31,657.00    Yes         $31,657.00

CONTINGENT PAYMENT
---------------------------------------
***                                                  3/31/02   6,250.00   Quarterly    31,250.00    No               $0.00
                                                     6/30/02   7,917.00   Quarterly    47,498.00    No               $0.00
                                                     3/31/01  12,500.00   Quarterly    62,500.00    Yes         $62,500.00
                                                     3/31/02   9,583.00   Quarterly    47,919.00    Yes         $47,919.00
                                                     3/31/02  21,667.00   Quarterly   108,333.00    No               $0.00
                                                      9/4/01   6,250.00   Quarterly    75,000.00    Yes         $75,000.00
                                                     3/31/04   8,333.00   Quarterly    83,330.00    No               $0.00
                                                    12/31/03  20,833.00   Quarterly   250,000.00    Yes        $250,000.00
                                                     5/31/02  25,000.00               100,000.00    No               $0.00
                                                      8/1/01  25,000.00      Annual    25,000.00    No               $0.00
                                                    10/31/01  25,050.00   Quarterly    75,150.00    No               $0.00

CAPITAL LEASE PAYMENT
---------------------------------------
Siemens # 1 Revised                        8.25%      3/1/01   9,227.48     Monthly     9,164.48    Yes          $9,164.48
Siemens #2                                 8.25%      6/1/01   2,243.08     Monthly     8,820.25    Yes          $8,820.25

                                      -29-

***Confidential portions omitted pursuant to a request for confidential treatment

Lexington Capital Lease                   17.50%      8/2/02   4,866.88     Monthly    67,253.20    Yes         $67,253.20
Lexington Capital Lease                   17.50%      8/2/02   3,154.81     Monthly    44,690.52    Yes         $44,690.52
NA Commercial Leasing Co                              8/1/01     700.00     Monthly     7,300.00    Yes          $7,300.00
NA Commercial Leasing Co                              3/1/01     800.00     Monthly     4,800.00    Yes          $4,800.00
IBM Credit Corp.                          11.89%      7/1/02   1,300.00     Monthly    21,335.08    Yes         $21,335.08
IBM Credit Corp.                          12.15%     10/1/01     151.00     Monthly     2,843.27    Yes          $2,843.27

                                                                         TOTAL      3,791,755.73              2,351,274.57

                                                                      EXHIBIT A


                                      NOTE

New York, New York
May 31, 2001


      For value received, Sonus-USA, Inc., a corporation organized and existing under the laws of Washington (the "BORROWER"), promises to pay to the order of GN Great Nordic A/S, a corporation organized and existing under the laws of Denmark (the "LENDER"), the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at Merita Bank Plc, 437 Madison Avenue, New York, NY 10022, routing no. 026010786, account no. 50024029275001.

      All Loans made by the Lender and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make (or any error in making) any such recordation or endorsement shall not affect the Borrower's obligations hereunder or under the Credit Agreement.

      This note is the Note referred to in the Credit Agreement dated as of May 31, 2001 among Sonus-USA, Inc., Sonus Corp. and GN Great Nordic A/S (as the same may be amended from time to time, the "CREDIT Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.

      Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                            SONUS-USA, INC.


                                            By:
                                               -------------------------------
                                                  Name:
                                                  Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


---------- ----------------- --------- ----------------- ----------------------
   DATE     AMOUNT OF LOAN                AMOUNT OF          NOTATION MADE BY
                                       PRINCIPAL REPAID
---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

---------- ----------------- --------- ----------------- ----------------------

-------------- ----------------- --------- ----------------- ------------------

                                                                       EXHIBIT B

                          BORROWING REQUEST CERTIFICATE

                             --------------------, 200-


         The undersigned,                          [SPECIFY OFFICER'S TITLE] of
                         -------------------------
Sonus-USA, Inc. (the "BORROWER") refers to the Credit Agreement dated as of May ---, 2001 (the "CREDIT AGREEMENT") among the Borrower, Sonus Corp. and GN Great Nordic A/S, as Lender. Terms defined in the Credit Agreement are used herein as therein defined.

         The  undersigned  hereby  gives you  irrevocable  notice,  pursuant  to
Section 2.02(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth and certifies below the information relating thereto required by Section 2.02(a) of the Credit Agreement:

                  (i) The aggregate amount of the requested Borrowing is $ --- (the "REQUESTED BORROWING AMOUNT").2

                  (ii) The date of the Borrowing  shall be        , which is a
                                                          --------
                  Business Day.

                  (iii) As of the date hereof, and as of the Funding Date for the Borrowing requested hereby (before and after giving effect to such Borrowing), all of the representations and warranties of each Obligor contained in the Loan Documents shall be true and correct, except to the extent that any failure of such representations and warranties, or any event, change or development which has caused such representations and warranties to be untrue or incorrect, could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of any Obligor or any of its subsidiaries.

                  (iv) As of the date hereof, and as of the Funding Date for the Borrowing requested hereby (before and after giving effect to such Borrowing), no Default or Event of Default shall have occurred and be continuing.

                  (v) The making of the Loans on the Funding Date for the Borrowing requested hereby does not violate any Requirement of Law on the date of or immediately following such Loan and is not enjoined, temporarily, preliminarily or permanently.


----------------------------------
   2  For the intial Borrowing on the Effective Date, specify $5,000,000.

                  (vi) The Requested Borrowing Amount will not exceed the Account Shortfall Amount on the Funding Date for the Borrowing requested hereby. On such Funding Date, the Specified Account Balance (before giving effect to such requested Borrowing) is less than $2,300,000.]3

                  (vii) The proceeds of the Borrowing requested hereby will be applied promptly (and within 5 Business Days after receipt thereof) toward the payment of the Purchase Price in connection with the acquisition of
                                                     ------------------------
                  [IDENTIFY ACQUISITION TO BE FINANCED WITH THE LOAN PROCEEDS] (the "FINANCED ACQUISITION").

                  (viii) The Requested Borrowing Amount does not exceed the excess of (x) the total Purchase Price for the Financed Acquisition over (y) the Account Surplus Amount on the Funding Date for the Borrowing requested hereby.

                  (ix) The Financed Acquisition is a Specified Acquisition.

                  (x) The Financed Acquisition satisfies all of the Required Acquisition Parameters (compliance with the Required Acquisition Parameters in paragraph 1 in Schedule 1.02 of the Credit Agreement is set forth in reasonable detail below), and
                  ***

                  (xi) The proceeds of the Borrowing requested hereby will be applied promptly toward the payment of the Related Acquisition Costs in connection with the acquisition of
                                                             ------------------
                  [IDENTIFY ACQUISITION TO BE FINANCED WITH THE LOAN PROCEEDS] (the "FINANCED ACQUISITION").

                  (xii) The Related Acquisition Costs to be financed with the proceeds of the Borrowing requested hereby are set forth in reasonable detail below: [INCLUDE REASONABLY DETAILED DESCRIPTION OF RELATED ACQUISITION COSTS]

                  (xiii) The Requested Borrowing Amount does not exceed the excess of (x) the Maximum Costs Amount in respect of the Financed Acquisition over (y) the Account Surplus Amount on the Funding Date for the Borrowing requested hereby. The Maximum Costs Amount is respect of the Financed Acquisition is set forth in

-------------------------

   3 Include clause (vi) only for Borrowings to increase the Specified Account Balance (in amounts not to exceed the Account Shortfall Amount and only at times when the Specified Account Balance is less than $2.3 million) after the Effective Date.

***Confidential   portions  omitted  pursuant  to  a  request  for  confidential treatment
                  reasonable  detail  below:  [INCLUDE  CALCULATIONS  OF MAXIMUM
                  COSTS AMOUNT FOR THE FINANCED ACQUISITION]

                  (xiv) The Financed Acquisition is a Specified Acquisition.

                  (xv) The Financed Acquisition satisfies all of the Required Acquisition Parameters (compliance with the Required Acquisition Parameters in paragraph 1 in Schedule 1.02 of the Credit Agreement is set forth in reasonable detail below), and
                  ***

***Confidential   portions  omitted  pursuant  to  a  request  for  confidential treatment

         IN WITNESS WHEREOF, the undersigned has set his hand as the
                         [PROVIDE OFFICER'S TITLE] of Sonus-USA, Inc. as of
         ----------------  this      day of            , 200 .
                                ----        ----------
                                                      ------------------------
                                                      Name:
                                                      Title:
                                      -36-